Supplement to
Fidelity's Targeted International Equity Funds®
February 24, 2009
Prospectus

Ronald Port no longer serves as Portfolio Manager of Nordic. All references to Mr. Port in the "Fund Management" section beginning on page 30 are no longer applicable.

The following information replaces similar information found in the "Fund Management" section beginning on page 30.

FMR Co., Inc. (FMRC) serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Canada, Emerging Markets, Europe, Europe Capital Appreciation, and Nordic. FMRC may provide investment advisory services for China Region, Japan, Japan Smaller Companies, Latin America, Pacific Basin, and Southeast Asia.

  FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L), at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, England, serves as a sub-adviser for each fund. As of June 30, 2008, FIIA(U.K.)L had approximately $10.9 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

Melissa Reilly is manager of Europe, Europe Capital Appreciation, and Nordic, which she has managed since November 2008, May 2007, and May 2009, respectively. She also manages other Fidelity funds. Prior to joining Fidelity Investments in 2004, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.

TIF-09-02 May 7, 2009 1.483702.163